UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2009 (April 6, 2009)

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	333-141128-05	98-0522138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of Principal Executive Offices, including Zip Code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

On April 6, 2009, Freescale Semiconductor Holdings I, Ltd. (“Holdings I”) granted stock options to purchase shares of Holdings I common stock under the Freescale Holdings 2006 Management Incentive Plan by entering into new Nonqualified Stock Option Agreements with certain officers of Holdings I and certain employees of Freescale Semiconductor, Inc. (the “Company”), an indirect wholly-owned subsidiary of Holdings I. The Compensation and Leadership Committee of the Holdings I Board of Directors approved the use of the Nonqualified Stock Option Agreements in connection with an exchange of existing vested and unvested Class B Limited Partnership Interests in Freescale Holdings L.P. (“Class B Interests”) and stock options to purchase Holdings I common stock in each case for new stock options to purchase Holdings I common stock. Participants who exchanged vested and unvested Class B Interests entered into a Nonqualified Stock Option Agreement, the form of which is attached to this Form 8-K as Exhibit 10.1 (“Class B Agreement”). Participants who exchanged vested and unvested stock options to purchase Holdings I common stock entered into a Nonqualified Stock Option Agreement, the form of which is attached to this Form 8-K as Exhibit 10.2 (“New Option Agreement”). Under the terms of each of the Class B Agreement and the New Option Agreement, the new stock options have a term of ten years and vest and become exercisable in four equal installments on each of the first, second, third and fourth anniversaries of the date of grant as long as the participant is an employee of the Company. Vesting is subject to acceleration in certain circumstances including change of control, death, disability and termination without cause or by the participant for good reason. The exercise price for the new stock options granted under both the Class B Agreement and the New Option Agreement is $1.24 which is equal to the fair market value per share of Holdings I common stock on the date of grant. Both form agreements also contain restrictive covenants including limitations on the use of confidential information, title to work product, non-solicitation and non-competition. The forms of Class B Agreement and New Option Agreement as attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, are each incorporated herein by reference.

Section 9 — Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Freescale Holdings 2006 Management Incentive Plan Nonqualified Stock Option Agreement (in exchange for Class B Interests)

10.2	Form of Freescale Holdings 2006 Management Incentive Plan Nonqualified Stock Option Agreement (in exchange for existing stock options)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

By:	/s/ Dathan C. Voelter
Name:	Dathan C. Voelter
Title:	Assistant Secretary

Date: April 9, 2009

Exhibit Index

Exhibit Number	Description
10.1	Form of Freescale Holdings 2006 Management Incentive Plan Nonqualified Stock Option Agreement (in exchange for Class B Interests)

10.2	Form of Freescale Holdings 2006 Management Incentive Plan Nonqualified Stock Option Agreement (in exchange for existing stock options)